TRANSAMERICA AXIOMSM II

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated February 17, 2015

to the

Prospectus dated May 1, 2014

This supplement hereby replaces the supplement dated February 2, 2015 in its entirety.

Effective March 2, 2015, the following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income Max® Benefit - Withdrawal Percentage section in the prospectus:

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Single Life Option Riders Issued on or after March 2, 2015	Joint Life Option Riders Issued on or after March 2, 2015	Single Life Option Riders Issued May 1, 2014 to March 1, 2015	Joint Life Option Riders Issued May 1, 2014 to March 1, 2015	Single Life Option Riders Issued Prior to May 1, 2014	Joint Life Option Riders Issued Prior to May 1, 2014
0-58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59-64	4.20%	3.80%	4.30%	4.00%	4.30%	3.80%
65-79	5.20%	4.80%	5.30%	5.00%	5.30%	4.80%
≥80	6.20%	5.80%	6.30%	6.00%	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Please note: In order to receive the rates effective May 1, 2014 to March 1, 2015, your application must be signed on or before March 1, 2015. The completed application must be received no later than close of the New York Stock Exchange on March 13, 2015, and funds must be received by close of the New York Stock Exchange March 26, 2015. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the Retirement Income Max® Rider, additional paperwork may be required.

Effective on or about February 17, 2015, the following subaccount will not be removed as a Designated Investment Option under the Retirement Income Max® Rider.

TA Vanguard ETF – Balanced – Service Class

Any reference to removing such subaccount as a Designated Investment Option in the February 2, 2015 supplement should be deleted and disregarded.

Effective on or about March 2, 2015, the following subaccount will be available as a Designated Investment Option under the Retirement Income Max® Rider:

TA Legg Mason Dynamic Allocation – Balanced – Service Class

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica AxiomSM II dated May 1, 2014